                          CUBIST PHARMACEUTICALS, INC.

                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN
            (adopted by the Board of Directors on June 11, 1996, but effective only upon the closing of the Company's initial public offering)

       This Amended and Restated 1993 Stock Option Plan hereby further amends and restates the Company's current Amended and Restated 1993 Stock Option Plan, as heretofore amended, to read in its entirety as follows:

       1.   Definitions.  As used in this Amended and Restated 1993 Stock Option
            -----------
Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

       1.1. Awarded Grant Date means the date as of which an Awarded Option is
            ------- ----- ----
granted, as determined under Section 7.1.

       1.2. Awarded Option means Options granted pursuant to Section 7 hereof.
            ------- ------

       1.3. Board means the Company's Board of Directors.
            -----

       1.4. Change in Corporate Control means (1) the time of approval by the
            ------ -- --------- -------
shareholders of the Company of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger in which the holders of Stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as before the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board of Directors of the Company.

       1.5. Code means the federal Internal Revenue Code of 1986, as amended.
            ----
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                                      -2-

       1.6.  Committee means a committee comprised of two or more Outside
             ---------
Directors, appointed by the Board of Directors, responsible for the administration of the Plan, as provided in Section 5; provided, that the Board
                                                      --------
of Directors itself may at any time, in its sole discretion, exercise any or all functions and authority of the Committee.

       1.7.  Company means Cubist Pharmaceuticals, Inc., a Delaware corporation.
             -------

       1.8.  Exchange Act means the Securities Exchange Act of 1934, as amended.
             -------- ---

       1.9.  Eligible Director means a director of one or more of the Company
             -------- --------
and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

       1.10. Fair Market Value means on any date (i) if the Stock is traded on
             ---- ------ -----
a stock exchange or on the Nasdaq National Market, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and
(ii) if the Stock is not traded on a stock exchange or on the Nasdaq National Market, the value of a Share on such date as determined by the Committee.

       1.11. Formula Grant means the grant of a Formula Option.
             ------- -----

       1.12. Formula Grant Date shall have the meaning specified in Section 8.1
             ------- ----- ----
hereof.

       1.13. Formula Options means Options granted pursuant to Section 8
             ------- -------
hereof.

       1.14. Holder means, with respect to any Option, (i) the Optionee to whom
             ------
such Option shall have been granted under the Plan, or (ii) any transferee of such Option to whom such Option shall have been transferred in accordance with the provisions of Section 14.

       1.15. Incentive Option means an Awarded Option which by its terms is to
             --------- ------
be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

       1.16. Nonstatutory Option means any Option that is not an Incentive
             ------------ ------
Option.

       1.17. Option means an Awarded Option or Formula Option granted under the
             ------
Plan to purchase Shares.
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                                      -3-

       1.18. Option Agreement means an agreement between the Company and an
             ------ ---------
Optionee, setting forth the terms and conditions of an Option.

       1.19. Option Price means the price paid by an Optionee for a Share upon
             ------ -----
exercise of an Option.

       1.20. Optionee means a person eligible to receive an Option, as provided
             --------
in Section 6, to whom an Option shall have been granted under the Plan.

       1.21. Outside Director shall mean a member of the Board who is not an
             ------- --------
officer, employee or consultant of the Company or any Subsidiary.

       1.22. Plan means this Amended and Restated 1993 Stock Option Plan of the
             ----
Company, as amended from time to time.

       1.23. Retirement means, with respect to any Optionee that is an employee
             ----------
or director of the Company, the voluntary retirement of such Optionee as an employee and/or director, as the case may be, of the Company at any time after age 65 or such earlier age as the Committee shall determine.

       1.24. Securities Act means the Securities Act of 1933, as amended.
             ---------- ---

       1.25. Shares means shares of Stock.
             ------

       1.26. Stock means common stock, $.001 par value per share, of the
             -----
Company.

       1.27. Subsidiary means any corporation which qualifies as a subsidiary
             ----------
of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

       1.28. Ten Percent Owner means a person who owns, or is deemed within the
             --- ------- -----
meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or Subsidiaries). Whether a person is a Ten Percent Owner shall be determined with respect to each Awarded Option based on the facts existing immediately prior to the applicable Awarded Grant Date.

       1.29. Vesting Year for any portion of any Incentive Option means the
             ------- ----
calendar year in which that portion of the Incentive Option first becomes exercisable.

       2.    Purpose.  This Plan is intended to encourage ownership of Stock by
             -------
officers, employees and directors of and consultants to the Company and its Subsidiaries and to provide additional incentives for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

       3.    Term of the Plan.  Options may be granted hereunder at any time in
             ---- -- --- ----
the period commencing upon the effectiveness of the Plan pursuant to Section 21 and ending on May 6, 2003.

       4.    Stock Subject to the Plan.  Subject to the provisions of Section 15
             ----- ------- --  -- ----
of the Plan, at no time shall the number of Shares then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number
                                                                ----
of Shares then issuable upon exercise of outstanding Options granted under the Plan exceed 1,500,000 Shares, which aggregate number of Shares, automatically and without further action, shall increase, on January 1, 1998, and each January 1 thereafter during the term of the Plan, by an additional number of Shares equal to fifteen percent (15%) of the difference between (i) the total number of Shares and Stock equivalents (other than Options) issued and outstanding as of the close of business on December 31 of the immediately preceding year and (ii) the total number of Shares and Stock equivalents (other than Options) issued and outstanding as of the close of business on December 31 of the year prior to such immediately preceding year. Notwithstanding the foregoing, no more than an aggregate of 3,000,000 Shares (subject to adjustment pursuant to the provisions of Section 15 hereof) may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the Shares not purchased thereunder shall again be available for Options thereafter to be granted.

       5.    Administration.  The Plan shall be administered by the Committee.
             --------------
Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making the following determinations with respect to each Option, other than a Formula Option, to be granted by the Company: (a) the officer, employee or consultant to receive the Option; (b) whether the Option (if granted to an employee) will be an Incentive Option or Nonstatutory Option; (c) the time of granting the Option; (d) the number of Shares subject to the Option; (e) the Option Price;
(f) the Option period; (g) the Option exercise date or dates or, if the Option is immediately exercisable in full on its Awarded Grant Date, the vesting schedule, if any, applicable to the Shares issuable upon the exercise of the Option; (h) the effect of termination of employment, consulting or association with the Company on the subsequent exercisability of the Option; and (i) whether a Nonstatutory Option may be transferred by the Holder to a third party. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees and consultants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) other than for Formula Options, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 5 shall be conclusive.

       6.    Eligibility.  An Awarded Option may be granted only to an employee
             -----------
or officer of or consultant to one or more of the Company and its Subsidiaries, provided that Incentive Options may be granted only to an employee (including an
- --------
officer that is an employee) of the Company or one or more of its Subsidiaries. Each Eligible Director shall receive Formula Options pursuant to Section 8 hereof. Eligible Directors may not be granted Awarded Options in their capacities as directors of the Company, but those Eligible Directors that are also consultants to the Company may be granted Awarded Options in their capacities as consultants. Subject to adjustment pursuant to Section 15 hereof, no person in any year may be granted Options with respect to more than 500,000 Shares.

       7.    Awarded Options.
             ------- -------

       7.1.  Time of Granting Awarded Options.  The granting of an Awarded
             ---- -- -------- ------- -------
Option shall take place at the time specified by the Committee. Only if expressly so provided by the Committee, shall the Awarded Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

       7.2.  Option Price.  The Option Price under each Awarded Option shall be
             ------ -----
determined by the Committee but, in the case of any Incentive Option, shall be not less than 100% of the Fair Market Value of Stock on the Awarded Grant Date, or not less than 110% of the Fair Market Value of Stock on the Awarded Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall not be so limited solely by reason of this
Section 7.2.

       7.3.  Awarded Option Period.  No Incentive Option may be exercised later
             ------- ------ ------
than the tenth (10th) anniversary of the Awarded Grant Date but in any case not later than the fifth (5th) anniversary of the Awarded Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section 7.3.
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                                      -6-

       7.4.  Vesting.  An Awarded Option may become exercisable in such
             -------
installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Awarded Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Awarded Option in whole or in part at any time, provided the acceleration of the exercisability of any
                     --------
Incentive Option would not cause the Awarded Option to fail to comply with the provisions of Section 422 of the Code.

       7.5.  Limit on Incentive Option Characterization.  No Incentive Option
             ----- -- --------- ------ ----------------
shall be considered an Incentive Option to the extent pursuant to its terms it would permit the Optionee to purchase for the first time in any Vesting Year under that Incentive Option more than the number of Shares calculated by dividing the current limit by the Option Price. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value (determined as of the respective Awarded Grant Dates) of the number of Shares available for purchase for the first time in the Vesting Year under each other Incentive Option granted to the Optionee under the Plan and each other incentive stock option granted to the Optionee after December 31, 1986 under any other incentive stock option plan of the Company (and any parent corporation and Subsidiaries). Any Shares subject to an Incentive Option in excess of the foregoing limitation shall be treated as if granted under a Nonstatutory Option with otherwise identical terms.

       8.    Formula Options.
             ------- -------

       8.1.  Directors Elected For First Time.  Subject to the Plan's
             --------- ------- --- ----- ----
effectiveness as set forth in Section 21, each Eligible Director who is elected to the Board, and was never before a member of the Board, and who is elected to the Board during the term of the Plan (whether elected at an annual or special stockholders' meeting or by action of the Board or written consent of stockholders without a meeting), shall be granted, on the date of such meeting or other appointment (as used in or with reference to this Section 8.1, a "Formula Grant Date"), a Nonstatutory Option to purchase 7,000 Shares. Grants
 ------- ----- ----
of Formula Options under this Section 8.1 occur automatically without any action being required of the Optionee, the Committee, the Board of Directors, the Company or any other person, entity or body.

       8.2.  Annual Formula Grants.  Subject to the Plan's effectiveness as set
             ------ ------- ------
forth in Section 21, on the date of each annual meeting of stockholders of the Company commencing with the 1997 Annual Meeting of Stockholders of the Company, each Eligible Director who continues to be a director of the Company on the business day immediately following such annual meeting of stockholders shall be granted a Nonstatutory Option on such business day (also referred to as a "Formula Grant Date"), to purchase 700 Shares. Grants of Formula Options under
- -------- ----------
this Section 8.2 occur automatically without any action being required of the Optionee, the Committee, the Board of Directors, the Company or any other person, entity or body.

       8.3.  Certain Terms of Formula Options.  Each Formula Option granted to
             ------- ----- -- ------- -------
an Optionee under this Section 8 shall have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Formula Grant Date. No Formula Option granted pursuant to this Section 8 is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The Formula Grants shall be evidenced by Option Agreements. The Option Agreements shall contain provisions consistent with this Section 8, and the Option Agreements shall contain identical terms and conditions, except as otherwise required by this Section 8.

       8.4.  Option Period.  The Option period for any Formula Option granted
             ------ ------
pursuant to this Section 8 shall be ten years from the date of grant.

       8.5.  Exercisability.  Each Formula Option granted to an Eligible
             --------------
Director pursuant to Section 8.1 hereof (a "Section 8.1 Formula Option") shall become exercisable in twelve (12) equal installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Formula Grant Date applicable to such Section 8.1 Formula Option and an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter; provided,
                                                                       --------
however, that if the Optionee with respect to such Section 8.1 Formula Option
- -------
shall cease to be a director of the Company and each of its subsidiaries, then, notwithstanding anything in this Section 8.5 to the contrary and subject to
Section 13 hereof, such Section 8.1 Formula Option shall thereafter be exercisable only with respect to those of such installments for which such
Section 8.1 Formula Option is exercisable, pursuant to this Section 8.5, at the time of such cessation. Each Formula Option granted to an Eligible Director pursuant to Section 8.2 hereof (a "Section 8.2 Formula Option") shall become exercisable in four (4) equal installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Formula Grant Date applicable to such Section 8.2 Formula Option and an additional installment becoming exercisable on the last day of each of the three successive fiscal quarters following such first fiscal quarter; provided,
                                                                --------
however, that if the Optionee with respect to such Section 8.2 Formula Option
- -------
shall cease to be a director of the Company and each of its subsidiaries, then, notwithstanding anything in this Section 8.5 to the contrary and subject to
Section 13 hereof, such Section 8.2 Formula Option shall thereafter be exercisable only with respect to those of such installments for which such
Section 8.2 Formula Option is exercisable, pursuant to this Section 8.5, at the time of such cessation.

       9.    Exercise of Option.
             -------- -- ------

             (a) An Option may be exercised only by giving written notice, in the manner provided in Section 20 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraph (b) of this Section 9) by full payment for such Shares in the form of check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Subject to the provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Option Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable. If such Shares are not at that time effectively registered under the Securities Act, the Holder shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that such Shares are being purchased for the Holder's own account for investment and not with a view to distribution.

             (b) In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 9, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 9 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 12 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

             (c) The right of the Holder to exercise an Option pursuant to any provision of this Section 9, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 9, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Option Agreement.

       10.   Restrictions on Issue of Shares.
             ------------ -- ----- -- ------

             (a) Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until
(i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

       (1) the Shares with respect to which such Option has been exercised are at the time of the issue of such Shares effectively registered under the Securities Act; or

       (2) a no-action letter in form and substance reasonably satisfactory to the Company with respect to the issuance of such Shares shall have been obtained by the Company from the Securities and Exchange Commission.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

             (b) Each certificate representing Shares issued upon the exercise of an Option will bear restrictive legends which may refer to this Plan.

       11.   Purchase for Investment; Subsequent Registration.
             -------- --- ----------  ---------- ------------

             (a) Without limiting the generality of Section 10 hereof, if the Shares to be issued upon exercise of an Option granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the Shares issued pursuant to such exercise of the Option as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

             (b) Each Share issued pursuant to the exercise of an Option granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 11 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Stock.

             (c) If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Option shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Option holder, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

       12.   Withholding; Notice of Disposition of Stock Prior to Expiration of
             -----------  ------ -- ----------- -- ----- ----- -- ---------- --
Specified Holding Period.
- --------- ------- ------

             (a) Whenever Shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares.

             (b) The Company may require as a condition to the issuance of Shares covered by any Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Shares covered by an Incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

             (c) The Committee may, at or after grant, permit an Optionee and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the exercise of an Option by delivery to the Company of Shares

(including, without limitation, Shares retained from the Option exercise that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

       13.   Termination of Association with the Company.  If an Optionee ceases
             ----------- -- ----------- ---- --- -------
to be an employee, director or consultant of the Company and its Subsidiaries for any reason other than Retirement or death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee enters Retirement or dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's Retirement or death, but only to the extent exercisable at the time of such Optionee's Retirement or death. Options which are not exercisable at the time of termination of such relationship between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, such provisions shall, to the extent that they are inconsistent with the provisions of this Section 13, control and
be deemed to supersede the provisions of this Section 13.   For purposes of this
Section 13, military or sick leave shall not be deemed a termination of employment, provided that it does not exceed the longer of 90 days or the period
            --------
during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

       14.   Transferability of Options.  Incentive Options shall not be
             --------------- -- -------
transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee. Nonstatutory Options shall not be transferable; provided, however, that
                                                --------  -------
Nonstatutory Options shall be transferable by will or the laws of descent and distribution; and provided, further, that Nonstatutory Options may be
                  --------  -------
transferred to a third party if and to the extent authorized and permitted by the Compensation Committee. In granting its authorization and permission to any proposed transfer of a Nonstatutory Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. For purposes of this Section 14, the term Nonstatutory Option shall include an Option that was an Incentive Option at the time of grant, but that has been subsequently been disqualified or otherwise lost its status as an Incentive Option. The restrictions on transferability set forth in this Section 14 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 9(b) hereof.

       15.   Adjustment of Number of Option Shares.  In the event of any stock
             ---------- -- ------ -- ------ ------
dividend payable in Stock or any split-up or contraction in the number of Shares prior to the exercise in full of an Option, the number of Shares subject to the Option and the price to be paid for each Share subject to the Option shall be proportionately adjusted. In the event of any reclassification or change of outstanding Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares a Holder would have received if he or she had held the full number of Shares subject to the Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option. Upon dissolution or liquidation of the Company, the Option shall terminate, but the Holder (if at the time the Optionee is in the employ or retained as a consultant or serving as a director of the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent not theretofore exercised. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding Shares of the nature contemplated by this Section 15, the number of Shares available for the purpose of the Plan as stated in Section 4 hereof shall be correspondingly adjusted.

       16.   Change in Corporate Control.  Upon a Change in Corporate Control,
             ------ -- --------- -------
each outstanding Option shall immediately become fully exercisable.

       17.   Reservation of Stock.  The Company shall at all times during the
             ----------- --  ----
term of the Plan and, without duplication, of any outstanding Options reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

       18.   Limitation of Rights in Stock; No Special Employment or Other
             ---------- -- ------ -- -----  -- ------- ---------- -- -----
Rights.  A Holder shall not be deemed for any purpose to be a stockholder of the
- ------
Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Holder or his agent. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment with, or retention as a consultant, director or advisor to, the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting, directorship or advisory relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

       19.   Termination and Amendment of the Plan.  The Board may at any time
             ----------- --- --------- -- --- ----
terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the Holder of any Option, adversely affect the rights of such Holder under such Option. Notwithstanding the foregoing, the provisions of Sections 1, 5, 6, and this Section 19, insofar as they relate to Formula Options, and Section 8 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

       20.   Notices and Other Communications.  All notices and other
             ------- --- ----- --------------
communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 24 Emily Street, Cambridge, Massachusetts 02139, Attention: President or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the Optionee shall also be sent to the Optionee in the manner set forth in this Section 20.

       21.   Effectiveness.  This Amended and Restated 1993 Stock Option Plan
             -------------
was approved by the Board of Directors on June 11, 1996 and by the stockholders of the Company on June 12, 1996, but shall not become effective until and unless the Company's proposed initial public offering is consummated. Prior to the consummation of the Company's initial public offering, the Company's existing Amended and Restated 1993 Stock Option Plan, as amended from time to time, shall remain in full force and effect.